UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    April 25, 2006
                                                    ---------------------------

                        TUMBLEWEED COMMUNICATIONS CORP.
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             (Exact name of registrant as specified in its charter)

        Delaware                        000-26223                94-3336053
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
   of incorporation)                                        Identification No.)

        700 Saginaw Drive, Redwood City, California               94063
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         (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code        (650) 216-2000
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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2.02     Results of Operations and Financial Condition

         On April 25, 2006, Tumbleweed Communications Corp., a Delaware corporation, announced its financial results for the fiscal quarter ended March 31, 2006 and forward-looking statements relating to the second quarter of fiscal year 2006. A copy of the press release is furnished as exhibit 99.1 hereto.

9.01     Financial Statements and Exhibits

(c)      Exhibits.

         99.1 Press Release of Registrant, dated April 25, 2006, entitled "Tumbleweed Reports Record Results for First Quarter of 2006."


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                              TUMBLEWEED COMMUNICATIONS CORP.


                                              By: /s/ James J. MacDonald
                                                  ------------------------
                                              Name:   James J. MacDonald
                                              Title:  Assistant Secretary


Date:  April 25, 2006

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                                 EXHIBIT INDEX

  EXHIBIT NO.                   DESCRIPTION
  -----------                   -----------

      99.1 Press Release of Registrant, dated April 25, 2006, entitled "Tumbleweed Reports Record Results for First Quarter of 2006."